UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2023 (November 14, 2023)

SYNTEC OPTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41034	04-3447217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Lee Rd.

Rochester, NY 14606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(585) 768-2513

F/K/A OmniLit Acquisition Corp.

1111 Lincoln Road, Suite 500 Miam, FL 33139
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	OPTX	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	OPTXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 7, 2023 (the “Closing Date”), Syntec Optics Holdings, Inc., a Delaware corporation (the “Company”) (f/k/a OmniLit Acquisition Corp. (“OmniLit”)), consummated the previously announced merger (the “Closing”) pursuant to the Business Combination Agreement, dated May 9, 2023, (the “Business Combination Agreement”), by and among OmniLit, Optics Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of OmniLit (“Merger Sub”), and Syntec Optics, Inc., a Delaware corporation (“Legacy Syntec”). OmniLit’s stockholders approved the Transactions (as defined below) at an annual meeting of stockholders held on October 31, 2023 (the “Annual Meeting”).

Pursuant to the Business Combination Agreement, Merger Sub merged with and into Legacy Syntec (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with Legacy Syntec continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of OmniLit. On the Closing Date, the registrant changed its name from OmniLit Acquisition Corp. to Syntec Optics Holdings, Inc.

At the Closing, by virtue of the Merger and without any action on the part of OmniLit, Merger Sub, Legacy Syntec or the holders of any of the following securities:

(a)	Each outstanding share of Legacy Syntec’s common stock, par value $0.001 per share (“Legacy Syntec Common Stock”), converted into (i) a certain number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), totaling 31,600,000 shares (including the conversion and assumption of the options to purchase shares of Legacy Syntec Common Stock described below), which is equal to (x) $316,000,000 divided by (y) $10.00 (the “Merger Consideration”) and (ii) the contingent right to receive Earnout Shares (as defined below) (which may be zero) following the Closing.

In addition to the Merger Consideration set forth above, additional contingent shares (“Contingent Earnout Shares”) may be payable to each holder of shares of Legacy Syntec Common Stock in the Merger, subject to achieving specified milestones, up to an aggregate of 26,000,000 additional shares of Common Stock in three tranches.

OmniLit will issue 26,000,000 additional shares of Common Stock (the “Contingent Earnout”) to Legacy Syntec’s existing stockholders at the Closing, which Contingent Earnout shares will vest upon achievement of the targets set forth in Section 3.4(b) of the Business Combination Agreement. The Contingent Earnout shares will vest upon the Company’s Common Stock achieving the following stock trading price thresholds (the “Contingent Earnout Trigger Price”) following the Closing: one-third (1/3rd) at $12.50 per share, one-third (1/3rd) at $14.00 per share, and one-third (1/3rd) at $15.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like). The Contingent Earnout shares which remain unvested as of the date five (5) years from the Closing (the “Earnout Period”) will be deemed cancelled and no longer subject to vesting. The achievement of the Contingent Earnout Trigger Price will be based on either (a) the closing price of the Company’s common stock equaling or exceeding the specified threshold for twenty (20) trading days within any thirty (30)-trading day period following the Closing, or (b) upon the consummation of a change of control transaction in which the per share price implied in such change of control transaction is greater than or equal to the applicable threshold. All Contingent Earnout shares will be issued pro rata to Legacy Syntec stockholders in proportion to their owned shares of Legacy Syntec common stock immediately prior to the Closing.

OmniLit will issue up to 2,000,000 shares of Common Stock (the “Performance-based-Earnout”) to members of the management team of the Company from time to time, to the extent determined by the Board of Directors in its sole discretion, to be issued as restricted stock units or incentive equity grants pursuant to the Incentive Plan described below. The Performance-based Earnout shares shall be awarded by the Board of Directors based on achieving the following performance thresholds following the Closing: one-half (1/2) at achieving revenue of $75 million and adjusted EBITDA of $22.6 million based on 2024 financial audited statements, and one-half (1/2) at achieving revenue of $196 million and adjusted EBITDA of $50.6 million based on the 2025 financial audit statement.

A description of the Merger and the terms of the Business Combination Agreement are included in the proxy statement/prospectus, dated October 5, 2023 (the “Proxy Statement/Prospectus”) as filed with the Securities and Exchange Commission (the “SEC”) in the section entitled “Proposal No. 1 — The Business Combination Proposal” of the Proxy Statement/Prospectus.

The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, which are incorporated herein by reference.

Capitalized terms used but not defined in this Report have the meanings set forth in the Exhibit within Proxy Statement/Prospectus, referenced here as Exhibit 2.1.

Item 1.01 Entry into a Material Definitive Agreement.

Loan Agreement

Syntec Optics, Inc. refinanced its existing loan facilities. Pursuant to the terms of the new Credit Agreement with the lender, the proceeds of the refinancing were used (i) to payoff on the closing date prior indebtedness, and (ii) to pay any fees associated with transactions contemplated under the Credit Agreement. The payoff of prior indebtedness included, (i) payoff for line of credit with the outgoing lender in the amount of approximately $6,103,549, (ii) payoff for term loan in the amount of approximately $1,109,789, and (iii) payoff for mortgage loan in the amount of approximately $863,607. Outstanding balances on loans were lower than amounts on June 30, 2023 line of credit $6,724,114, term loan $1,233,333, mortgage loan $878,736 as Syntec Optics, Inc. reduced the indebtedness prior to refinancing.

The new revolving credit facility increased the revolving line of credit from $8,000,000 to $10,000,000 with maturity date 3 years from closing. The interest rate decreased from 310 basis points to 225 basis points added to one month term SOFR adjusting daily. The term loan facility was set at up to $1,775,000 at the same rate option as line of credit and maturity up to 5 years from closing. An additional facility for equipment line was added with a $5,000,000 discretionary loan/lease limit with the same interest rate option and maturity 7 years from closing. The lender paid off approximately $206,220 in existing SBA equipment financing ($232,854 outstanding amount per S-4/A filing for June 30,2023 Note 9 Financial Statement) using the equipment facility, with nearly $4,793,780 available in this equipment facility for future growth. At the time of refinancing, mortgage facility was paid off from the new open line of credit until a new mortgage facility is set up with 7 year maturity from closing and same interest rate option.

Usual and customary facility of this type, size and purpose also included minimum fixed charge ratio greater than equal to 1.10x along with maximum leverage ratio of 3.5x (up from 3.0x with the outgoing lender). Usual and customary negative covenants were also included.

The foregoing description of the refinancing is a summary only and is qualified in its entirety by the full text of the Credit Agreement, copies of which are attached hereto as Exhibit 10.12 and are incorporated herein by reference.

Warrant Agreements

The shares issuable upon exercise of the Warrants have customary registration rights, which are contained in the respective forms of the Warrants, requiring the Company to file and keep effective a resale registration statement registering the resale of the shares of Common Stock underlying the Warrants.

The foregoing description of the Warrants is a summary only and is qualified in its entirety by reference to the full text of the Warrants, copies of which are attached hereto as Exhibit 4.4, respectively, and are incorporated herein by reference.

Related Agreements

Concurrently with the execution of the Business Combination Agreement, OmniLit, Legacy Syntec and the Sponsor entered into a sponsor support agreement, a copy of which is attached as Exhibit 10.4 and is incorporated herein by reference.

Indemnification of Directors and Officers

The Company entered into indemnification agreements with each of its directors and executive officers. These agreements, among other things, will require the Company to indemnify the Company’s directors and executive officers for certain expenses, including attorneys’ fees, judgments and fines incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Registration Rights Agreement

The Company entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor, OmniLit’s officers, directors, initial stockholders, non-redemption agreement investors (collectively, the exhibit “Insiders”) and certain Legacy Syntec stockholders.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.7 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

As previously reported by the Company on a Current Report on Form 8-K filed with the SEC, on November 2, 2023, at the Annual Meeting, OmniLit’s stockholders approved the Business Combination Agreement, the Transactions and the other related proposals presented in the Proxy Statement/Prospectus. On November 7, 2023, the parties to the Business Combination Agreement consummated the Transactions.

In connection with the Business Combination, holders of an aggregate of 1,051,450 public shares of Common Stock properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from OmniLit’s initial public offering, which was approximately $10.68 per share, or approximately $11,228,400 in the aggregate, calculated prior to the Closing. The remaining amount in the trust account of approximately $3,167,479 was used to fund expenses incurred by Legacy Syntec and OmniLit in connection with the Business Combination and will be used for general corporate purposes of the Company following the Business Combination.

As a result of the Business Combination, each share of Legacy Syntec Common Stock outstanding immediately prior to the effective time of the Business Combination was converted into the right to receive approximately 9,031,152 shares of Common Stock. Immediately following consummation of the Transactions, including the redemption of public shares as described above, there were 36,688,266 shares of Common Stock issued and outstanding. Common Stock commenced trading on the Nasdaq Capital Market under the symbol “OPTX” and the warrants commenced trading on the Nasdaq Capital Market under the symbol “OPTXW” on November 8, 2023, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 with the SEC. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10 with the SEC. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Report may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company cautions readers of this Report that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, potential benefits and the commercial attractiveness to its customers of the Company’s products and services, the potential success of the Company’s marketing and expansion strategies, the potential for the Company to achieve design awards, and the potential benefits of the Business Combination (including with respect to shareholder value). These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, including:

●	the ability to obtain or maintain the listing of New Syntec Optics common stock on the Nasdaq

●	the risk that the transaction disrupts current plans and operations of Syntec Optics as a result of the announcement and consummation of the Business Combination;

●

the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of New Syntec Optics to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees;

●	the ability of Syntec Optics to successfully increase market penetration into its target markets

●	the risk that the addressable markets that Syntec Optics intends to target do not grow as expected;

●	the loss of any members of Syntec Optics’ senior management team or other key personnel;

●	the loss of any relationships with key customers;

●	the inability to protect Syntec Optics’ patents and other intellectual property;

●	costs related to the proposed Business Combination;

●	changes in applicable laws or regulations;

●	the possibility that Syntec Optics or the combined company may be adversely affected by other economic, business and/or competitive factors (including an economic slowdown or inflationary pressures);

●	Syntec Optics’ estimates of its growth and projected financial results for 2023 and 2024 and meeting or satisfying the underlying assumptions with respect thereto;

●	the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of OmniLit’s securities;

●	the risk that the transaction may not be completed by OmniLit’s Business Combination deadline (as may be extended pursuant to OmniLit’s governing documents);

●	the impact of the novel coronavirus disease pandemic, including any mutations or variants thereof, and its effect on business and financial conditions;

●	the potential for events or circumstances that result in Syntec Optics’ failure to timely achieve the anticipated benefits of Syntec Optics’ customer arrangements;

●	New Syntec Optics’ ability to raise additional capital to fund its operations;

●	New Syntec Optics’ ability to generate revenue from future product sales and its ability to achieve and maintain profitability;

●	the accuracy of New Syntec Optics’ projections and estimates regarding its expenses, capital requirements, cash utilization, and need for additional financing;

●	the expected uses of the net proceeds from the Business Combination;

●	the potential scope and value of New Syntec Optics’ intellectual property and proprietary rights;

●	developments relating to New Syntec Optics’ competitors and its industry;

●	New Syntec Optics’ ability to engage target customers and successfully convert these customers into meaningful orders in the future;

●	New Syntec Optics’ likely dependence on a single manufacturing facility;

●	New Syntec Optics’ increasing reliance on software and hardware that is highly complex and technical; and

●	other risks and uncertainties described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 41 thereof and incorporated herein by reference

If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company is not presently aware of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Report. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Actual results, performance or achievements may, and are likely to, differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements were based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the Company’s control.

Business

The business of OmniLit and Legacy Syntec before the Merger and the business of the Company following the Merger are described in the Proxy Statement/Prospectus in the sections entitled “Other Information Related to OmniLit” beginning on page 134 thereof and “Information About Syntec” beginning on page 147 thereof and are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 41 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on pages 35-36 of the Proxy Statement/Prospectus under the heading “Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of OmniLit is described in the Proxy Statement/Prospectus in the sections entitled “Summary Historical Financial Information of OmniLit” and “OmniLit’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 38 and 144 thereof, respectively, and are incorporated herein by reference.

The financial information of Legacy Syntec is described in the Proxy Statement/Prospectus in the sections entitled “Summary Historical Financial Information of Syntec Optics” and “Syntec Optics’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 37 and 170 thereof, respectively, and are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to financial information of OmniLit and Legacy Syntec, which is incorporated herein by reference.

Facilities

The facilities of the Company are described in the Proxy Statement/Prospectus in the section entitled “Information About Syntec—Headquarters, Manufacturing and Production” beginning on page 202 thereof and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock immediately following consummation of the Transactions by:

●	each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of the Company’s named executive officers and directors.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. In computing the number of shares of Common Stock beneficially owned by a person or entity and the percentage ownership.

Unless otherwise noted, the address of each beneficial owner is c/o Syntec Optics Holdings, Inc., 515 Lee Rd., Rochester, NY 14606.

The beneficial ownership of Common Stock is based on 36,868,266 shares of Common Stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares of Common Stock as described above.

Beneficial Ownership Table

Name and Address of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	%
5% Holders & Executive Officers and Directors:
Al Kapoor(1)	30,631,090	83.49%
Joesph Mohr(2)	30,000	0.08%
Wally Bishop(3)	55,000	0.15%
Brent Rosenthal(3)	55,000	0.15%
Albert A. Manzone(3)	55,000	0.15%
Robert O. Nelson II(2)(3)	130,000	0.35%

(1)	Includes shares as managing member of OmniLit Sponsor LLC. As such, Mr. Kapoor may be deemed to have beneficial ownership of Common Stock held directly by OmniLit Sponsor LLC. Mr. Kapoor disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Excludes shares from Contingent Earnout Shares as contingencies are not met. Also excludes any private warrants.
(2)	Includes the shares held for the Board in incentive plan but excludes shares from the Performance-Based Earnout as contingencies have not been met.
(3)	Includes the shares held for the Board in incentive plan.

Directors and Executive Officers

Directors

In connection with the Closing, Mr. Al Kapoor, Joseph Mohr, Robert O. Nelson II, Wally Bishop, Albert Manzone and Brent Rosenthal were appointed to the board of directors of the Company (the “Board”), and in each case, as described in the Proxy Statement/Prospectus in the section entitled “Management of New Syntec After the Business Combination,” which is incorporated herein by reference.

On October 31, 2023, Brent Rosenthal was designated to serve as Class I Directors of the Board, with their terms expiring at the first annual meeting of the stockholders following the Closing. Wally Bishop and Albert Manzone were designated to serve as Class II Directors of the Board, with their terms expiring at the second annual meeting of the stockholders following the Closing. Mr. Al Kapoor, Joesph Mohr and Robert O. Nelson II were designated to serve as Class III Directors of the Board with their terms expiring at the third annual meeting of the stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Syntec After the Business Combination” beginning on page 156, which is incorporated herein by reference. Mr. Al Kapoor was appointed to serve as the Chairman of the Board.

Independence of Directors

Syntec Optics Holdings, Inc. is a “controlled company” within the meaning of the Nasdaq corporate governance rules because Mr. Kapoor beneficially owns more than 50% of the total voting power of all issued and outstanding Syntec Optics Holdings, Inc. Class A Shares. Under the Nasdaq corporate governance rules, New Syntec Optics may elect not to comply with certain corporate governance rules, including the requirements (1) that a majority of the New Syntec Optics’ Board must consist of independent directors. The Board has determined that Wally Bishop, Albert Manzone, and Brent Rosenthal are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. The Company’s independent directors will have regularly scheduled meetings at which only independent directors are present.

The Board created the position of Lead Independent Director and appointed Wally Bishop to serve in that role. As Lead Independent Director, Mr. Bishop will have the authority and responsibilities described in our Corporate Governance Guidelines and will generally help coordinate the efforts of our non-employee directors.

Director Compensation

The proposed executive compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the section entitled “Executive and Director Compensation of Syntec Optics” beginning on page 159 thereof and is incorporated herein by reference.

Committees of the Board of Directors

The standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

The Board appointed Wally Bishop, Albert Manzone and Brent Rosenthal to serve on the Audit Committee, with Wally Bishop as chair. The Board appointed Albert Manzone and Brent Rosenthal to serve on the Compensation Committee, with Albert Manzone as chair. The Board appointed Brent Rosenthal, and Wally Bishop to serve on the Nominating and Corporate Governance Committee, with Brent Rosenthal as chair. Biographical information for Wally Bishop, Albert Manzone, and Brent Rosenthal is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Syntec After the Business Combination” beginning on page 156, which is incorporated herein by reference.

Executive Officers

Effective immediately prior to the Closing, Mr. Al Kapoor resigned as Chief Executive Officer and Mr. Skylar M. Jacobs resigned as Chief Operating Officer. Robert O. Nelson II remains to serve as Chief Financial Officer. The Board appointed Mr. Joseph Mohr to serve as Chief Executive Officer. Biographical information of the Company is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Syntec After the Business Combination” beginning on page 209, which is incorporated herein by reference.

Executive Compensation

Executive Compensation

The executive compensation of the Company’s named executive officers is described in the Proxy Statement/Prospectus in the section entitled “Executive and Director Compensation of Syntec Optics” beginning on page 216 thereof and is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on the Board or Compensation Committee.

Certain Relationships and Related Transactions

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 193 thereof, respectively, and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Securities and Dividends

The market price of and dividends on OmniLit’s common equity, warrants and units and related stockholder matters is described in the Proxy Statement/Prospectus in the section entitled “Price Range of Securities and Dividends” beginning on page 190 thereof and that information is incorporated herein by reference.

Prior to the Closing, OmniLit’s publicly traded units, common stock and public warrants were listed on the Nasdaq under the symbols “OLITU,” “OLIT” and “OLITW,” respectively. Upon the Closing, Common Stock and warrants are expected to be listed on the Nasdaq under the symbols “OPTX” and “OPTXW,” respectively. Publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and were delisted from the Nasdaq.

The Company has not paid any cash dividends on shares of Common Stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenue and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends will be within the discretion of the Board.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 4 – The Incentive Plan Proposal” and “Proposal No. 5 – The ESPP Proposal” beginning on pages 115 and 121, respectively, thereof, which are incorporated herein by reference.

At the Annual Meeting, OmniLit stockholders approved the Syntec Optics Holdings Corp. 2023 Incentive Plan (the “2023 Plan”), and the Employee Stock Purchase Plan (the “ESPP”) and the material terms thereunder, including the authorization of the initial share reserve thereunder. In accordance with the terms of the 2023 Plan and the ESPP, 2,773,972 shares and 1,000,000 shares, respectively, were initially reserved for issuance thereunder.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of Securities” beginning on page 186 thereof and that information is incorporated herein by reference. As described below, the Company’s Amended and Restated Certificate of Incorporation (the “A&R Charter”) was approved by OmniLit’s stockholders at the Annual Meeting and became effective on November 7, 2023 in connection with the consummation of the Transactions.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Certificate of Incorporation and Bylaws

On November 7, 2023, in connection with the consummation of the Transactions, the Company’s A&R Charter, and Amended and Restated Bylaws (the “A&R Bylaws”) were approved by OmniLit’s stockholders at the Annual Meeting and became effective.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Report, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections entitled “Proposal No. 2 – The Charter Proposal,” “Description of Securities” and “Comparison of Stockholders’ Rights” beginning on pages 147, 261, and 253 of the Proxy Statement//Prospectus, respectively, which are incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 5.06.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in Item 2.01 of this Report and the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 112 thereof, which is incorporated herein by reference.

Item 8.01 Other Events.

The Company issued a press release announcing the refinancing of existing loan agreements with favorable terms on November 9, 2023. The Company also issued a press release announcing that the Company purchase order for night vision goggle objectives on November 10, 2023.

Item 9.01 Financial Statement and Exhibits.

(a) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2022, as of June 30, 2022, and for the six months ended June 30, 2023 are included in the Proxy Statement/Prospectus under the section titled “Unaudited Pro Forma Condensed Combined Financial Information”, attached as Exhibit 99.3 hereto and incorporated herein by reference.

(b) Exhibits.

Item 21. Exhibits and financial statements schedules

Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of May 9, by and among OmniLit Acquisition Corp., OmniLit Merger Sub, Inc. and Syntec Optics Group, Inc. (included as Annex A to the proxy statement/prospectus).

3.5	Form of Second Amended and Restated Certificate of Incorporation (to be effective upon consummation of the Merger) (included as Annex B to the proxy statement/prospectus).

3.6	Form of Amended and Restated Bylaws (to be effective upon consummation of the Merger) (included as Annex C to the proxy statement/prospectus).

Exhibit
Number	Description

4.4	Warrant Agreement, dated as of November 6, 2023.

4.5	Specimen Common Share Certificate of Syntec Optics

4.7	Form of Amended and Restated Registration Rights Agreement (to be effective upon consummation of the Merger) (included as Annex D to the proxy statement/prospectus).

10.4	Sponsor Support Agreement, dated as of May 9, 2023, by and among OmniLit Sponsor, LLC, Syntec Optics and OmniLit Sponsor, LLC (included as Annex E to the proxy statement/prospectus).

Exhibit
Number	Description

10.5	OmniLit Combination 2023 Equity Incentive Plan (included as Annex F to the proxy statement/prospectus).

10.6	New Syntec Optics’ Employee Stock Purchase Plan (included as Annex G to the proxy statement/prospectus).

10.7*	Form of Indemnity Agreement. (incorporated by reference to Exhibit 10.7 of OmniLit Acquisition Corp.’s Amendment No. 1 to Form S-1 filed with the SEC on November 1, 2021).

10.8	Form of Earnout RSU Award Agreement

10.12	Credit Agreement

21.1	List of Subsidiaries.

99.1	Syntec Optics gets Favorable Terms

99.2	Night Vision Optics

99.3	Proforma S-4/A Effectiveness 10/5/23

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed.

**	To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC OPTICS HOLDINGS, INC.

	By:	/s/ Joseph Mohr
Date: November 14, 2023	Name:	Joseph Mohr
	Title:	Chief Executive Officer